Exhibit 10.2

JPMORGAN CHASE BANK, N.A.

383 Madison Avenue

New York, New York 10179

CONFIDENTIAL

May 6, 2022

Schweitzer-Mauduit International, Inc.

100 North Point Center East, Suite 600

Alpharetta, Georgia 30022

Attention: Andrew Wamser, Executive Vice President, Finance and Chief Financial Officer

Project Warrior

Amendment to Commitment Letter

Ladies and Gentlemen:

Effective as of the date hereof, the Commitment Letter dated as of March 28, 2022 (together with all exhibits, schedules and annexes thereto, and as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Commitment Letter” and as amended by this Amendment, the “Commitment Letter”; unless otherwise defined herein, capitalized terms used herein will have the meanings given to them in the Commitment Letter), among Schweitzer-Mauduit International, Inc. (“you”) and JPMorgan Chase Bank, N.A. (“JPMorgan”) and any Additional Agents appointed in accordance with the terms of the Commitment Letter, is hereby amended as follows:

1. It is agreed that on the date hereof, concurrently with the effectiveness of that certain Fifth Amendment to the Existing Credit Agreement (the “Fifth Amendment”), the aggregate commitments in respect of the Committed Revolving Credit Facility under the Commitment Letter were reduced to $0.

2. It is agreed that on the date hereof, concurrently with the effectiveness of the Fifth Amendment, the aggregate commitments in respect of the Bridge Facility under the Commitment Letter shall be reduced to $50,000,000 (notwithstanding that pursuant to clause (c) under the section titled “Mandatory Prepayments and Commitment Reductions” in Exhibit D to the Commitment Letter such commitments would otherwise have been reduced to $0 due to the effectiveness of the Fifth Amendment), it being understood that this amendment shall not limit further required reductions in the commitments in respect of the Bridge Facility due to the occurrence of events (other than the effectiveness of the Fifth Amendment) set forth in the section titled “Mandatory Prepayments and Commitment Reductions” in Exhibit D to the Commitment Letter.

3. It is agreed that the Facilities Documentation in respect of the Bridge Facility (the “Bridge Facility Documentation”) shall include a covenant requiring Parent to prepay, on or prior to the date that is 60 days after the Closing Date, all Bridge Loans outstanding, all accrued interest in respect thereof and all other amounts due and payable under the Bridge Facility Documentation.

Except as expressly set forth herein, this Amendment shall not amend any provision of the Commitment Letter.

The parties hereto agree that the waiver of jury trial, venue, governing law and submission to jurisdiction sections of the Commitment Letter are incorporated herein, mutatis mutandis. You agree that this Amendment and its contents are subject to the confidentiality, limitation of liability and indemnity provisions of the Commitment Letter.

This Amendment may not be amended or any provision hereof waived or modified except by an instrument in writing signed by JPMorgan and you. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic transmission (in “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[The remainder of this page intentionally left blank]

Very truly yours,

JPMORGAN CHASE BANK, N.A.

By	/s/ Laura Woodward
Name: Laura Woodward
Title: Vice President

[Signature Page to Project Warrior Amendment to Commitment Letter]

Accepted and agreed to as of the date first above written:

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

By	/s/ Robert A. Wamser, Jr.
Name: Robert A. Wamser, Jr.
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Project Warrior Amendment to Commitment Letter]